UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



[CAPTION]                           FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):           November 29, 1999



                         CONSUMERS FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                  PENNSYLVANIA
                 (State or Other Jurisdiction of Incorporation)

                     0-2616                            23-1666392
            (Commission File No.)                     (I.R.S. Employer
                                                      Identification No.)



1200 Camp Hill By-Pass, Camp Hill, Pennsylvania       17011-3774
(Address of Principal Executive Offices)                (Zip Code)


                                  717-730-6306
              (Registrant s Telephone Number, Including Area Code)

                                           FORM 8-K CURRENT REPORT


ITEM 4.   CHANGES IN REGISTRANT S CERTIFYING ACCOUNTANT

   On November 29, 1999, the Registrant advised Arthur Andersen LLP ( AA ) that it did not intend to retain AA as its independent public accountants for the audit of the Registrant s financial statements for the year ending December 31, 1999. The decision to terminate the services of AA was approved by the Audit Committee of the Registrant s Board of Directors on November 29, 1999, at which time the Audit Committee engaged the firm of Stambaugh Ness, P.C. as the Registrant s independent public accountants. The decision to change from a large international accounting firm to a regional firm was based primarily on the Board of Directors desire to minimize costs during the liquidation and dissolution period in which the Registrant is now involved.

    None of AA s reports on the Registrant s financial statements for the past two years contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the two most recent fiscal years and the subsequent interim periods of 1999, there have been no disagreements between the Registrant and AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and no reportable events have occurred.

    The Registrant has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of AA s letter to the Securities and Exchange Commission dated December 2, 1999 is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Financial Statements of Business Acquired

        Not Applicable

    (b) Pro Forma Financial Information

        Not Applicable

    (c) Exhibits

        16.1   Letter from Arthur Andersen LLP

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          CONSUMERS FINANCIAL CORPORATION
                                                    Registrant




Date:     December 2, 1999                By  /S/ James C. Robertson
                                                James C. Robertson,
                                                President and
                                                Chief Executive Officer




Date      December 2, 1999                By  /S/ R. Fredric Zullinger
                                                R. Fredric Zullinger
                                                Senior Vice President,
                                                Chief Financial Officer
                                                and Treasurer

                                                                  EXHIBIT 16.1



December 2, 1999




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated December 2, 1999 of Consumers Financial Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in the first and third sentences of the first paragraph, the second paragraph and the first sentence of the third paragraph. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,


/S/ Arthur Andersen LLP